UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 13, 2006
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                Date of Report (Date of earliest event reported):

           Universal Property Development and Acquisition Corporation
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               (Exact name of registrant as specified in charter)

          Nevada                        000-25416                20-3014499
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


                        14255 U.S. Highway 1, Suite 2180
                            Juno Beach, Florida 33408
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                    (Address of principal executive offices)

                                 (561) 630-2977
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               Registrant's telephone number, including area code:

                                 Not Applicable.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets

      Reference is herewith made to Item 3.02 below wherein the registrant indicates that on February 13, 2006, it received an investment of Eight Hundred Ten Thousand Dollars ($810,000.00) from Miramar Investments, Inc. pursuant to a previously executed investment agreement.

Item 3.02 Unregistered Sales of Equity Securities

(I) On February 13, 2006, the registrant issued Eight Hundred and Ten (810) shares of its Class B Preferred Stock to Miramar Investments, Inc. pursuant to the terms of an investment agreement between the registrant and Miramar. The shares of Class B preferred stock issued to Miramar are restricted shares and cannot be resold unless they are subsequently registered pursuant to the Securities Act of 1933, as amended or such sale is pursuant to a valid exemption from such registration.

(II) The transaction referred to above did not involve an underwriter or placement agent and there were no underwriter's discounts or commissions, or placement agent fees or commissions, paid in connection with the transaction. Miramar Investments, Inc. is an accredited investor, as defined by Rule 501 of Regulation D, and has the business and financial knowledge to analyze the risks associated with an investment in our Class B Preferred Stock.

(III) The securities issued to Miramar Investments, Inc., were in exchange for the sum of Eight Hundred and Ten Thousand Dollars ($810,000.00) in cash.

(IV) The transaction referred to above was an exempt transaction in accordance with the provisions of Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering. The registrant did not engage in any public solicitations in connection with the above transaction.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2006                           Universal Property Development
                                                  and Acquisition Corporation


                                                  /S/ Kamal Abdallah
                                                  ------------------------------
                                                  Kamal Abdallah, President
                                                  Principal Executive Officer